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                                                                    EXHIBIT 21.1



                         SUBSIDIARIES OF THE REGISTRANT
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          Subsidiary                             Ownership                     Jurisdiction of     Names Under Which
                                                                                Incorporation       Subsidiary Does
                                                                                                        Business
------------------------------- -------------------------------------------- --------------------- -------------------
Reliant Interactive Media       100% Thane ownership                         NV
Corp.

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Thane Direct UK Limited         100% owned by Thane Direct, Inc.             United Kingdom
                                                                             limited company
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Concept and Product             100% Thane ownership                         CA
Solutions, Inc.
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Fox Marketing Associates, Inc.  80% owned by Thane, 20% owned by Laura       CA
                                Fox, President
------------------------------- -------------------------------------------- --------------------- -------------------
La Quinta Services Corp.        100% Thane ownership                         CA

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TDG, Inc.                       100% Thane ownership                         DE

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Thane Direct, Inc.              100% Thane ownership                         DE

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Thane Direct Canada, Inc.       100% owned by Thane Direct, Inc.             Ontario, Canada

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Thane Direct FSC, Inc.          100% owned by Thane Direct, Inc.             Barbados

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Time Prophets, Inc.             100% owned by Thane, but up to 15% of        CA
                                ownership may be transferred to Leeann
                                Johnson, President, based on certain
                                performance criteria set forth in her
                                employment agreement with the company
------------------------------- -------------------------------------------- --------------------- -------------------
Tradewind Products, Inc.        100% Thane ownership                         DE

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Trend Pro TV, GmbH              100% owned by Thane Direct, Inc.             Germany

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West Coast Direct Marketing,    100% Thane ownership                         CA
Inc.

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Xebec Productions, Inc., a      100% Thane ownership                         CA
California corporation

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